Q2 and First Half 2020 Results July 2020 1

SAFE HARBOR STATEMENT Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 16, 2020, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income. See the Appendix for a reconciliation of the non-GAAP financial measures used herein to the most directly comparable GAAP measure. 2

SECOND QUARTER 2020 REVIEW • Q2 2020 net revenue of $101.0 million, compared to $75.5 million in Q2 2019 • Q2 2020 net income of $14.3 million, compared to net income of $0.9 million in Q2 2019 • Q2 2020 adjusted EBITDA of $28.9 million, compared to $13.0 million in Q2 2019 • Half year diluted EPS of $2.42, equivalent to an adjusted diluted EPS of $2.48 • Another quarter of high volatility due to the ongoing economic concerns over the COVID-19 virus affecting Retail performance, in particular impacting the price of Oil early in the quarter: • ADV of $9.1bn, up 28% compared to Q2 2019 • RPM of $150, taking the trailing 12-month average to $159 • Trailing 3-month active accounts increased 34% over prior year to 93,433, a quarterly record since reporting of this metric commenced • Acquisition by StoneX Group Inc. (formerly INTL FCStone Inc.) remains on track to complete later this quarter 3

GAIN | CAPITAL

ORGANIC EFFORTS ARE SHOWING RESULTS



New Direct Accounts[1]
Increased 168% y/y and 67% q/q
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20



Direct Volume per Active
Decreased 2% y/y and 24% q/q
$ (Millions)
10
8
6
4
2
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20
Direct Volume per Active
GVIX



Trailing 3-Month Active Accounts
Direct actives increased 36% y/y and 8% q/q
100,000
80,000
60,000
40,000
20,000
0
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20
Direct
Indirect
GVIX



Volume
Direct volume increased 33% y/y, decreased 18% q/q
$1,000
$800
$600
$400
$200
$
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20
Volume (Direct)
Volume (Indirect)
GVIX

- Strong growth in New Accounts driven by increased market demand and continued optimization of marketing spend.
- Steady increase in Actives. Clients acquired in low volatility periods in 2019 have reactivated during this period of high volatility.
- Direct volumes decreased 18% q/q due to decrease in volatility compared to March.

1. New direct accounts are defined as organically acquired clients that opened an account during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017.
2. GVIX, GAIN's volatility indicator, is a metric calculated daily by volume weighting the 5-Day % average true ranges (ATR) of 6 of our major products (Dax, EUR/USD, GBP/USD, USD/JPY, Dow and Gold). The volume weights are based on the relative monthly volumes across these 6 markets.

4

ORGANIC GROWTH INITIATIVES 80,000 Trailing 3-Month Direct Active Accounts excl FXCM New Direct Accounts and Marketing Spend New Direct actives up 67% q/q, Marketing spend up 13% q/q Direct actives up 49% vs Q4’18 100,000 $14m 75,000 90,000 70,000 $12m 80,000 65,000 70,000 $10m 60,000 60,000 $8m 50,000 55,000 $6m 40,000 50,000 30,000 $4m 20,000 45,000 $2m 10,000 40,000 2018-Q2 2018-Q3 2018-Q4 2019-Q1 2019-Q2 2019-Q3 2019-Q4 2020-Q1 2020-Q2 - $m 2018-Q1 2018-Q2 2018-Q3 2018-Q4 2019-Q1 2019-Q2 2019-Q3 2019-Q4 2020-Q1 2020-Q2 New Direct Accounts Marketing Spend • Trailing 3-month direct active accounts have continued to • Strong growth in New Direct Accounts driven by increased improve market volatility and optimized marketing spend. 1. Excludes acquired FXCM US accounts as these accounts are not impacted by increased marketing spend and are only expected to decrease 5

Financial Review 6

GAIN | CAPITAL

KEY FINANCIAL RESULTS & OPERATING METRICS

	Three Months Ended June 30,		Six Months Ended June 30,		$ Change	
	2020	2019	2020	2019	3 Months	6 Months
Net revenue	$ 101.0	$ 75.5	$ 286.7	$ 113.9	$ 25.5	$ 172.8
Operating expenses[3]	(72.1)	(62.5)	(143.4)	(124.4)	(9.6)	(19.0)
Adjusted EBITDA[1]	**$ 28.9**	**$ 13.0**	**$ 143.3**	**$ (10.4)**	**$ 15.9**	**$ 153.7**
Adjusted EBITDA margin %	*29%*	*17%*	*50%*	*(9)%*	*12%*	*59%*
Net income/(loss)	$ 14.3	$ 0.9	$ 91.6	$ (27.4)	$ 13.4	$ 119.0
Adjusted net income/(loss)[1]	$ 15.2	$ 3.6	$ 94.1	$ (26.5)	$ 11.6	$ 120.6
GAAP diluted EPS	$ 0.37	$ 0.02	$ 2.42	$ (0.73)	$ 0.35	$ 3.15
Adjusted diluted EPS[1]	$ 0.40	$ 0.10	$ 2.48	$ (0.71)	$ 0.30	$ 3.19
Operating Metrics[2]						
Retail OTC ADV (bns)	$ 9.1	$ 7.1	$ 10.4	$ 7.4	$ 2.0	$ 3.0
Retail RPM	$ 150	$ 130	$ 196	$ 89	$ 20	$ 107
Avg. daily futures contracts	27,157	31,401	30,029	30,114	(4,244)	(85)
Futures RPC	$ 4.88	$ 5.18	$ 4.72	$ 4.88	$ (0.30)	$ (0.16)

- Market conditions continued to have a significant impact upon financial performance in the quarter

During the 2nd quarter GAIN generated:

- Net revenue of $101.0 million versus prior year's $75.5 million
- Net income of $14.3 million against prior year's $0.9 million
- Adjusted EBITDA of $28.9 million compared to prior year's of $13.0 million
- GAAP EPS of $0.37 with adjusted EPS of $0.40

Note: Dollars in millions, except per share data. Columns may not add due to rounding.
(1) This is a non-GAAP financial measure. Please see the appendix to this presentation for a reconciliation to the corresponding GAAP financial measure.
(2) Definitions for operating metrics are available in the appendix to this presentation.
(3) Operating Expenses excludes Depreciation and Amortization, Purchased Intangible Amortization, and certain one-off costs.

7

GAIN | CAPITAL

OPERATING SEGMENT RESULTS: RETAIL

Retail Financial & Operating Results	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019	TTM 6/30/20
Trading revenue	$ 88.5	$ 60.4	$ 261.6	$ 84.7	$ 354.6
Other retail revenue	2.7	4.3	5.9	8.2	14.3
Total revenue	**$ 91.3**	**$ 64.7**	**$ 267.6**	**$ 92.9**	**$ 368.9**
Employee compensation and benefits	17.8	13.5	32.2	26.4	55.4
Selling and marketing	7.8	9.9	14.7	19.8	32.4
Referral fees	6.4	4.4	15.9	8.8	25.3
Other operating expenses	21.6	16.1	43.7	34.4	78.1
Segment profit	**$ 37.7**	**$ 20.9**	**$ 161.1**	**$ 3.6**	**$ 177.8**
Margin %	*41%*	*32%*	*60%*	*4%*	*48%*
Operating Metrics					
ADV (bns)	$ 9.1	$ 7.1	$ 10.4	$ 7.4	$ 8.6
12 month trailing active OTC accounts	149,432	118,320	149,432	118,320	149,432
Client assets	$ 647.6	$ 638.4	$ 647.6	$ 638.4	$ 647.6
RPM	$ 150	$ 130	$ 196	$ 89	$ 159

- Market conditions saw quarterly ADV increase 28% year-over-year to $9.1 billion
- RPM of $150 for the quarter, above Q2'19 RPM of $130
- Combination resulted in Q2'20 total retail revenue of $91.3m, a 41% increase year-over-year
- Marketing investment down 21% for Q2 2020 as compared to prior year quarter and down 26% for the YTD 2020 compared to the prior year period
- Overheads[1] for the quarter up 33% compared to prior year quarter and up 25% for the YTD 2020 compared to prior year driven by variable component related to results

1. Overheads defined as employee compensation and benefits plus other operating expenses.
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

8

GAIN | CAPITAL

OPERATING SEGMENT RESULTS: FUTURES

Futures Financial & Operating Results										
	Three Months Ended June 30,				Six Months Ended June 30,					
	2020		2019		2020		2019		TTM 6/30/20	
Trading revenue	$	8.3	$	10.2	$	17.7	$	18.2	$	34.3
Other futures revenue		0.2		1.4		1.0		2.8		3.1
Total revenue	$	8.6	$	11.7	$	18.7	$	21.0	$	37.4
Employee compensation and benefits		2.6		2.8		5.4		5.0		10.0
Selling and marketing		0.1		0.2		0.4		0.5		0.8
Referral fees		3.1		3.1		6.2		5.8		11.5
Other operating expenses		2.4		3.4		5.5		6.7		11.5
Segment Profit	$	0.3	$	2.1	$	1.2	$	3.1	$	3.8
Margin %		*4%*		*18%*		*6%*		*15%*		*10%*
Operating Metrics										
Avg. daily contracts		27,157		31,401		30,029		30,114		29,029
12 month trailing active futures accounts		7,197		7,406		7,197		7,406		7,197
Client assets	$	212.1	$	217.3	$	212.1	$	217.3	$	212.1
Revenue/contract	$	4.88	$	5.18	$	4.72	$	4.88	$	4.67

- Futures average daily contracts were down 14% to 27,157 during Q2'20
- Revenue per contract decreased to $4.88 during Q2'20 and decreased to $4.72 for the YTD 2020 due to a shift in product mix
- Overheads[1] for the quarter were 19% lower for Q2'20 compared with Q2'19 and 7% lower for YTD 2020 compared with YTD 2019 caused by variable component
- Quarter profit margin decreased to 4%, due to impact of Fed rate reductions on interest income
  - Trading revenue decreased $1.9 million
  - Total operating expenses decreased $1.3 million

1. Overheads defined as employee compensation and benefits plus other operating expenses.
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

9

Appendix 10

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 REVENUE Retail revenue $ 88.5 $ 60.4 $ 261.6 $ 84.7 Futures revenue 8.3 10.2 17.7 18.2 Other revenue 3.6 1.0 4.6 3.5 Total non-interest revenue 100.5 71.7 283.9 106.4 Interest revenue 0.7 4.4 3.5 8.7 Interest expense 0.2 0.6 0.7 1.2 Total net interest revenue 0.5 3.8 2.8 7.5 Net revenue $ 101.0$ 75.5$ 286.7$ 113.9 EXPENSES Employee compensation and benefits $ 28.6 $ 22.6 52.7 42.9 Selling and marketing 7.9 10.1 15.0 20.3 Referral fees 9.5 7.5 22.0 14.6 Trading expenses 4.6 5.4 9.5 10.9 General and administrative 16.2 11.7 30.1 24.5 Depreciation and amortization 3.9 4.4 8.2 8.7 Purchased intangible amortization 1.7 1.9 3.5 5.2 Communications and technology 4.3 4.8 8.8 10.5 Bad debt provision 1.0 0.5 5.2 0.9 Restructuring expenses 0.0 0.0 1.5 0.0 Transaction costs 2.6 0.0 3.6 0.0 Total operating expenses $ 80.3$ 69.0$ 160.1$ 138.5 OPERATING PROFIT/(LOSS) 20.7 6.5 126.6 (24.5) Interest expense on long term borrowings 2.3 3.4 5.7 6.7 INCOME/(LOSS) BEFORE INCOME TAX $ 18.4 $ 3.1 $ 120.8 $ (31.3) Income tax expense/(benefit) 4.2 2.2 29.2 (3.8) NET INCOME/(LOSS) $ 14.3$ 0.9$ 91.6$ (27.4) Note: Dollars in millions, except share and per share data. Columns may not add due to rounding. (1) Total shares outstanding at June 30, 2020 was 38,236,718 11

CONDENSED CONSOLIDATED BALANCE SHEET As of 6/30/2020 12/31/2019 ASSETS: Cash and cash equivalents $ 283.1 $ 190.1 Cash and securities held for customers 859.8 929.3 Receivables from brokers 90.1 112.3 Property and equipment, net 28.2 30.6 Intangible assets, net 19.4 24.2 Other assets 43.0 64.0 Totalassets $ 1,323.6$ 1,350.4 LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers $ 859.8 $ 929.3 Payables to brokers 2.9 0.0 Accrued compensation and benefits 16.1 5.5 Accrued expenses and other liabilities 43.1 43.1 Income tax payable 8.9 0.6 Convertible senior notes 81.4 137.2 Totalliabilities $ 1,012.3$ 1,115.7 Shareholders' Equity 311.3 234.7 Totalliabilitiesandshareholders'equity $ 1,323.6 $ 1,350.4 Note: Dollars in millions. Columns may not add due to rounding. 12

LIQUIDITY Q2 2020 Q1 2020 Q4 2019 Q3 2019 TTM Cash and Cash Equivalents Prior Period $ 293.3 $ 190.1 $ 200.7 $ 208.5 $ 208.5 Adjusted EBITDA $ 28.9 $ 114.4 $ (0.2) $ 6.0 $ 149.1 Capital expenditures (3.6) (4.2) (4.4) (4.8) (17.0) Tax and convertible interest (3.6) (4.1) (1.8) (4.3) (13.8) Dividends, buybacks and convertible principal (2.3) (60.8) (3.7) (2.2) (69.0) Receivables from brokers (37.1) 59.2 (4.5) 3.2 20.8 Working capital 7.5 (1.3) 4.0 (5.7) 4.5 Total Cash (Outflow)/Inflow $ (10.2)$ 103.2$ (10.6)$ (7.8) $ 74.6 Cash and Cash Equivalents Current Period $ 283.1 $ 293.3 $ 190.1 $ 200.7 $ 283.1 Note: Dollars in millions. Columns may not add due to rounding. 13

GROUP ADJUSTED EBITDA & ADJUSTED NET INCOME Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net revenue $ 101.0$ 75.5$ 286.7$ 113.9 Operating expenses: Employee compensation and benefits $ 28.6 $ 22.6 $ 52.7 $ 42.9 Selling and marketing 7.9 10.1 15.0 20.3 Referral fees 9.5 7.5 22.0 14.6 Trading expenses 4.6 5.4 9.5 10.9 General and administrative 16.2 11.5 30.1 24.3 Communication and technology 4.3 4.8 8.8 10.5 Bad debt provision 1.0 0.5 5.2 0.9 Total operating expenses 72.1 62.5 143.4 124.4 Adjusted EBITDA $ 28.9$ 13.0$ 143.3$ (10.4) Margin % 29% 17% 50% (9)% Depreciation and amortization $ 3.9 $ 4.4 $ 8.2 $ 8.7 Purchased intangible amortization 1.7 1.9 3.5 5.2 Interest expense on long term borrowings 2.3 3.4 5.7 6.7 Adjusted Pre-Tax Income/(Loss) 21.1 3.3 125.9 (31.1) Adjusted income tax expense/(benefit) 5.9 (0.3) 31.9 (4.5) Adjusted Net Income/(Loss) $ 15.2 $ 3.6 $ 94.1 $ (26.5) Note: Dollars in millions. Columns may not add due to rounding. 14

ADJUSTED EBITDA & MARGIN RECONCILIATION Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net revenue $ 101.0$ 75.5$ 286.7$ 113.9 Net income/(loss) 14.3 0.9 91.6 (27.4) Net income/(loss) Margin % 14% 1% 32% (24)% Net income/(loss) $ 14.3 $ 0.9 $ 91.6 $ (27.4) Depreciation and amortization 3.9 4.4 8.2 8.7 Purchase intangible amortization 1.7 1.9 3.5 5.2 Interest expense on long term borrowings 2.3 3.4 5.7 6.7 Income tax expense/(benefit) 4.2 2.2 29.2 (3.8) Restructuring expenses 0.0 0.0 1.5 0.0 Contingent provision 0.0 0.2 0.0 0.2 Transaction costs 2.6 0.0 3.6 0.0 Adjusted EBITDA $ 28.9 $ 13.0 $ 143.3 $ (10.4) Adjusted EBITDA Margin %(1) 29% 17% 50% (9)% Share-based compensation expense 1.6 2.1 3.6 3.8 Credit EBITDA $ 30.5$ 15.2$ 146.9$ (6.6) Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by net revenue. 15

ADJUSTED NET INCOME AND EPS RECONCILIATION Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net income/(loss) $ 14.3 $ 0.9 $ 91.6 $ (27.4) Income tax expense/(benefit) 4.2 2.2 29.2 (3.8) Pre-tax income/(loss) $ 18.4$ 3.1$ 120.8$ (31.3) Adjustments: Restructuring expenses 0.0 0.0 1.5 0.0 Contingent provision 0.0 0.2 0.0 0.2 Transaction costs 2.6 0.0 3.6 0.0 Adjusted pre-tax income/(loss) 21.1 3.3 125.9 (31.1) Adjusted income tax (1) 5.9 (0.3) 31.9 (4.5) Adjusted net income/(loss) $ 15.2 $ 3.6 $ 94.1 $ (26.5) Adjusted earnings/(loss) per Common Share: Basic $ 0.40 $ 0.10 $ 2.49 $ (0.71) Diluted $ 0.40 $ 0.10 $ 2.48 $ (0.71) Weighted average common shares outstanding used in computing adjusted earnings/(loss) per common share: (2) Basic 37,981,765 37,187,060 37,768,172 37,355,133 Diluted 38,124,690 37,243,495 37,855,249 37,355,133 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The company’s forecast tax rate reconciliation is included in this presentation. 16 (2) Total shares outstanding at June 30, 2020 were 38,236,718

ADJUSTED INCOME TAX (EXPENSE)/BENEFIT RECONCILIATION Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 GAAP pre-tax income/(loss) $ 18.4$ 3.1$ 120.8$ (31.3) GAAP tax rate 24.2% 12.1% 24.2% 12.1% Initial adjusted tax expense/(benefit) 4.5 0.4 29.2 (3.8) Tax law changes 0.0 0.0 0.7 0.0 Uncertain tax position 0.0 (0.2) 0.0 (0.2) One off adjustments 0.5 0.0 1.0 0.0 Basis adjustment 0.0 (0.5) 0.0 (0.5) Tax rate changes 0.9 0.0 0.9 0.0 Adjusted tax expense/(benefit) $ 5.9$ (0.3)$ 31.9$ (4.5) Adjusted pre-tax income/(loss) $ 21.1$ 3.3$ 125.9$ (31.1) Adjusted tax rate 27.9% (9.1)% 25.3% 14.5% Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. 17

EPS COMPUTATION Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net income/(loss) $ 14.3 $ 0.9 $ 91.6 $ (27.4) Earnings/(loss) per common share Basic earnings/(loss) $ 0.38 $ 0.02 $ 2.43 $ (0.73) Diluted earnings/(loss) $ 0.37 $ 0.02 $ 2.42 $ (0.73) Weighted average common shares outstanding used in computing earnings/(loss) per common share:(1) Basic 37,981,765 37,187,060 37,768,172 37,355,133 Diluted 38,124,690 37,243,495 37,855,249 37,355,133 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) Total shares outstanding at June 30, 2020 was 38,236,718 18

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Retail segment $ 37.7 $ 20.9 $ 161.1 $ 3.6 Futures segment 0.3 2.1 1.2 3.1 Corporate and other (9.1) (10.1) (19.0) (17.4) Segment profit/(loss) $ 28.9$ 12.8$ 143.3$ (10.6) Depreciation and amortization 3.9 4.4 8.2 8.7 Purchased intangible amortization 1.7 1.9 3.5 5.2 Restructuring expense 0.0 0.0 1.5 0.0 Transaction costs 2.6 0.0 3.6 0.0 Operating profit/(loss) $ 20.7 $ 6.5 $ 126.6 $ (24.5) Interest expense on long term borrowings 2.3 3.4 5.7 6.7 Income/(loss) before income tax expense/(benefit) $ 18.4 $ 3.1 $ 120.8 $ (31.3) Note: Dollars in millions. Columns may not add due to rounding. 19

RETAIL REVENUE PER MILLION 20

OPERATING SEGMENT RESULTS: CORPORATE & OTHER Corporate & Other Financial & Operating Results Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 TTM 6/30/20 Revenue/(loss) $ 1.2 $ (0.9) $ 0.4 $ 0.0 $ 0.4 Employee compensation and benefits 8.2 6.3 15.1 11.5 22.6 Other operating expenses 2.1 2.9 4.3 5.8 10.1 Loss $ (9.1)$ (10.1)$ (19.0)$ (17.4)$ (32.4) Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 21

QUARTERLY OPERATING METRICS Three Months Ended, Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Retail Segment OTC Trading Volume (1)(2) $ 464.3 $ 463.1 $ 428.3 $ 748.7 $ 589.7 OTC Average Daily Volume $ 7.1 $ 7.0 $ 6.6 $ 11.7 $ 9.1 12 Month Trailing Active OTC Accounts (3) 118,320 118,751 122,532 132,841 149,432 3 Month Trailing Active OTC Accounts (3) 69,556 72,909 72,916 87,349 93,433 Futures Segment Number of Futures Contracts 1,978,251 2,041,253 1,549,323 2,042,824 1,710,863 Futures Average Daily Contracts 31,401 31,895 24,208 32,949 27,157 12 Month Trailing Active Futures Accounts (3) 7,406 7,406 7,019 7,146 7,197 1 US dollar equivalent of notional amounts traded. 2 For Q2 2020, indirect volume represented 18% of total retail OTC trading volume. 3 Accounts that executed a transaction during the relevant period. Note: Retail volumes in billions. Definitions for all operating metrics are available elsewhere in this presentation. 22

OPERATING METRICS 23

DEFINITION OF METRICS • Active Accounts: Accounts that executed a transaction during the period • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions 24